For immediate release	For More Information: Michelle S. Hickox, EVP & Chief Financial Officer 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES FIRST QUARTER 2025 EARNINGS

ABILENE, Texas, April 17, 2025 - First Financial Bankshares, Inc. (the “Company,” “we,” “us” or “our”) (NASDAQ: FFIN) today reported earnings for the first quarter of 2025 of $61.35 million compared to earnings of $53.40 million for the same quarter a year ago. Basic and diluted earnings per share were $0.43 for the quarter ended March 31, 2025 and $0.37 for the quarter ended March 31, 2024.

“Our improved results from first quarter 2024 were primarily due to an increase in net interest income related to our balance sheet growth over the previous year. Strong deposit inflows have supported loan growth as well as continued bond investments which has supported margin growth in addition to bolstering our liquidity,” said F. Scott Dueser, Chairman and CEO. “While markets have been volatile recently, our Company remains financially strong, sound and secure as reflected in our capital levels, diversified deposit base and access to multiple liquidity sources. I appreciate our team who live our Non-negotiables every day which provides our customers with outstanding service and helped us attain the honor of being the 3rd Best Bank in the Country by Forbes Magazine,” added Mr. Dueser.

Net interest income for the first quarter of 2025 was $118.79 million compared to $116.12 million for the fourth quarter of 2024 and $100.24 million for the first quarter of 2024. The net interest margin, on a taxable equivalent basis, was 3.74 percent in the first quarter of 2025 compared to 3.67 percent in the fourth quarter of 2024 and 3.34 percent in the first quarter of 2024. Average interest-earning assets were $13.16 billion for the first quarter of 2025 compared to $12.37 billion for the same quarter a year ago.

The Company recorded a provision for credit losses of $3.53 million for the first quarter of 2025 compared to a provision for credit losses of $808 thousand for the first quarter of 2024. At March 31, 2025, the allowance for credit losses totaled $101.08 million, or 1.27 percent of loans held-for-investment (“loans” hereafter), compared to $89.56 million, or 1.24 percent of loans, at March 31, 2024. Additionally, the reserve for unfunded commitments totaled $9.21 million at March 31, 2025 compared to $7.46 million at March 31, 2024.

Net charge-offs totaled $236 thousand for the first quarter of 2025 compared to net charge-offs of $428 thousand for the first quarter of 2024. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.78 percent at March 31, 2025, compared with 0.51 percent at March 31, 2024. Classified loans totaled $245.61 million at March 31, 2025, compared to $201.59 million at March 31, 2024.

Noninterest income for the first quarter of 2025 was $30.23 million compared to $29.38 million for the first quarter of 2024, due to the following:

•
Trust fees increased to $12.65 million for the first quarter of 2025 compared to $11.38 million for the first quarter of 2024, driven by the increase in market value of trust assets managed to $10.86 billion at March 31, 2025, compared to $10.15 billion at March 31, 2024.
•
Service charges on deposits decreased to $6.18 million for the first quarter of 2025 compared with $6.25 million for the first quarter of 2024, driven by a decrease in overdraft fees.
•
Mortgage income decreased to $2.83 million for the first quarter of 2025 compared to $3.13 million for the first quarter of 2024, due to lower volume in mortgage loans originated.

Noninterest expense for the first quarter of 2025 totaled $70.34 million compared to $63.94 million for the first quarter of 2024, due to the following:

•
Salary, commissions, and employee benefit costs increased to $42.14 million for the first quarter of 2025, compared to $36.68 million in the first quarter of 2024, primarily resulting from merit-based and market driven pay increases, an increase of $1.31 million in profit sharing accruals, a $780 thousand increase in stock-based compensation and an increase of $646 thousand in officer incentive accruals. The increase in profit sharing and incentive accruals are directly related to the increase in net income over prior year.
•
Noninterest expenses, excluding salary related costs, increased $936 thousand for the first quarter of 2025 compared to the same period in 2024, largely due to increases in software amortization and debit card expenses partially offset by decreases in FDIC insurance expense and operational and other losses.

The Company’s efficiency ratio was 46.36 percent for the first quarter of 2025 compared to 48.37 percent for the first quarter of 2024.

As of March 31, 2025, consolidated total assets were $14.31 billion compared to $13.19 billion at March 31, 2024. Loans totaled $7.95 billion at March 31, 2025, compared with loans of $7.23 billion at March 31, 2024. During the first quarter of 2025, loans grew $32.51 million, or 1.67 percent annualized, when compared to December 31, 2024 balances. Deposits and Repurchase Agreements totaled $12.52 billion at March 31, 2025, compared to $11.60 billion at March 31, 2024. During the first quarter of 2025, Deposits and Repurchase Agreements grew $362.79 million, or 12.10 percent annualized, when compared to December 31, 2024 balances.

Shareholders’ equity was $1.68 billion as of March 31, 2025, compared to $1.61 billion and $1.49 billion at December 31, 2024 and March 31, 2024, respectively. The unrealized loss on the securities portfolio, net of applicable tax, totaled $388.89 million at March 31, 2025, compared to an unrealized loss of $424.29 million and $441.23 million at December 31, 2024 and March 31, 2024, respectively.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares, Inc. is a financial holding company that through its subsidiary, First Financial Bank, operates multiple banking regions with 79 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Franklin, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Lumberton, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Spring, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, with nine locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The Nasdaq Global Select Market under the trading symbol FFIN. For more information about First Financial, please visit our website at https://www.ffin.com.

####

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as “expect,” “plan,” “anticipate,” “target,” “forecast,” “project,” and “goal.” Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; economic impact of oil and gas prices, changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s Website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2025	2024
ASSETS	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Cash and due from banks	$232,943	$259,996	$296,188	$263,262	$222,464
Interest-bearing demand deposits in banks	682,362	503,417	287,476	103,315	365,397
Federal funds sold	11,750	-	-	2,800	12,300
Investment securities	4,760,431	4,617,759	4,612,299	4,573,024	4,658,526
Loans, held-for-investment	7,945,611	7,913,098	7,723,191	7,519,733	7,229,410
Allowance for credit losses	(101,080)	(98,325)	(99,936)	(95,170)	(89,562)
Net loans, held-for-investment	7,844,531	7,814,773	7,623,255	7,424,563	7,139,848
Loans, held-for-sale	14,348	8,235	20,114	19,668	16,109
Premises and equipment, net	150,589	151,904	151,204	153,075	151,953
Goodwill	313,481	313,481	313,481	313,481	313,481
Other intangible assets	428	523	671	828	984
Other assets	301,251	309,330	278,244	310,059	310,096
Total assets	$14,312,114	$13,979,418	$13,582,932	$13,164,075	$13,191,158

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$3,356,553	$3,348,041	$3,303,143	$3,289,032	$3,348,147
Interest-bearing deposits	9,110,218	8,751,133	8,452,718	8,120,125	7,941,661
Total deposits	12,466,771	12,099,174	11,755,861	11,409,157	11,289,808
Repurchase agreements	56,606	61,416	57,557	138,950	307,297
Borrowings	26,978	135,603	25,978	23,703	26,803
Trade date payable	-	-	5,416	-	-
Other liabilities	81,498	76,665	75,929	73,239	75,883
Shareholders' equity	1,680,261	1,606,560	1,662,191	1,519,026	1,491,367
Total liabilities and shareholders' equity	$14,312,114	$13,979,418	$13,582,932	$13,164,075	$13,191,158

	Quarter Ended
	2025	2024
INCOME STATEMENTS	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Interest income	$167,110	$165,792	$159,958	$153,673	$149,495
Interest expense	48,321	49,675	52,849	50,400	49,253
Net interest income	118,789	116,117	107,109	103,273	100,242
Provision for credit losses	3,528	1,003	6,123	5,888	808
Net interest income after provision for credit losses	115,261	115,114	100,986	97,385	99,434
Noninterest income	30,230	30,977	32,362	31,268	29,383
Noninterest expense	70,335	70,099	66,012	65,012	63,940
Net income before income taxes	75,156	75,992	67,336	63,641	64,877
Income tax expense	13,810	13,671	12,028	11,156	11,480
Net income	$61,346	$62,321	$55,308	$52,485	$53,397

PER COMMON SHARE DATA
Net income - basic	$0.43	$0.44	$0.39	$0.37	$0.37
Net income - diluted	0.43	0.43	0.39	0.37	0.37
Cash dividends declared	0.18	0.18	0.18	0.18	0.18
Book value	11.75	11.24	11.63	10.63	10.44
Tangible book value	9.55	9.04	9.43	8.43	8.24
Market value	35.92	36.05	37.01	29.53	32.81
Shares outstanding - end of period	143,019,433	142,944,704	142,906,070	142,848,909	142,817,159
Average outstanding shares - basic	142,949,514	142,898,110	142,853,215	142,814,363	142,724,674
Average outstanding shares - diluted	143,355,148	143,352,067	143,188,857	143,088,930	143,029,449

PERFORMANCE RATIOS
Return on average assets	1.78%	1.81%	1.66%	1.61%	1.62%
Return on average equity	15.12	15.17	14.00	14.43	14.43
Return on average tangible equity	18.68	18.78	17.49	18.38	18.29
Net interest margin (tax equivalent)	3.74	3.67	3.50	3.48	3.34
Efficiency ratio	46.36	46.81	46.45	47.41	48.37

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2025	2024
ALLOWANCE FOR LOAN LOSSES	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Balance at beginning of period	$98,325	$99,936	$95,170	$89,562	$88,734
Loans charged-off	(946)	(2,184)	(1,279)	(702)	(850)
Loan recoveries	710	243	493	400	422
Net recoveries (charge-offs)	(236)	(1,941)	(786)	(302)	(428)
Provision for loan losses	2,991	330	5,552	5,910	1,256
Balance at end of period	$101,080	$98,325	$99,936	$95,170	$89,562

ALLOWANCE FOR UNFUNDED COMMITMENTS
Balance at beginning of period	$8,677	$8,004	$7,433	$7,455	$7,903
Provision for unfunded commitments	537	673	571	(22)	(448)
Balance at end of period	$9,214	$8,677	$8,004	$7,433	$7,455

Allowance for loan losses /
period-end loans held-for-investment	1.27%	1.24%	1.29%	1.27%	1.24%
Allowance for loan losses /
nonperforming loans	164.16	158.02	156.44	157.20	247.48
Net charge-offs (recoveries) / average total loans
(annualized)	0.01	0.10	0.04	0.02	0.02

	As of
	2025	2024
COMPOSITION OF LOANS HELD-FOR-INVESTMENT	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Commercial:
C&I	$1,144,429	$1,176,993	$1,175,774	$1,141,990	$1,191,516
Municipal	338,303	369,246	333,732	359,124	211,013
Total Commercial	1,482,732	1,546,239	1,509,506	1,501,114	1,402,529
Agricultural	90,186	95,543	83,269	86,186	87,882
Real Estate:
Construction & Development	1,098,069	1,054,603	1,013,810	986,394	921,773
Farm	331,464	339,665	315,720	318,597	311,002
Non-Owner Occupied CRE	753,898	805,566	825,928	815,713	853,721
Owner Occupied CRE	1,142,618	1,083,100	1,086,750	1,049,715	1,032,845
Residential	2,217,740	2,196,767	2,112,196	1,990,604	1,918,573
Total Real Estate	5,543,789	5,479,701	5,354,404	5,161,023	5,037,914
Consumer:
Auto	679,189	638,560	618,103	615,192	549,837
Non-Auto	149,715	153,055	157,909	156,218	151,248
Total Consumer	828,904	791,615	776,012	771,410	701,085

Total loans held-for-investment	$7,945,611	$7,913,098	$7,723,191	$7,519,733	$7,229,410

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$46,103	$42,563	$41,362	$57,864	$62,623
Substandard	199,509	191,288	188,561	161,399	138,964
Doubtful	-	-	-	-	-
Total classified loans	$245,612	$233,851	$229,923	$219,263	$201,587

NONPERFORMING ASSETS
Nonaccrual loans	$60,430	$61,938	$63,378	$60,311	$36,157
Accruing loans 90 days past due	1,143	287	504	231	33
Total nonperforming loans	61,573	62,225	63,882	60,542	36,190
Foreclosed assets	115	871	535	647	1,014
Total nonperforming assets	$61,688	$63,096	$64,417	$61,189	$37,204

As a % of loans held-for-investment and foreclosed assets	0.78%	0.80%	0.83%	0.81%	0.51%
As a % of end of period total assets	0.43	0.45	0.47	0.46	0.28

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2025		2024
CAPITAL RATIOS	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Common equity Tier 1 capital ratio	19.12%	18.83%	18.83%	18.42%	18.60%
Tier 1 capital ratio	19.12	18.83	18.83	18.42	18.60
Total capital ratio	20.31	20.00	20.03	19.55	19.70
Tier 1 leverage ratio	12.46	12.49	12.53	12.40	12.12
Tangible common equity ratio	9.76	9.46	10.16	9.38	9.14
Equity/Assets ratio	11.74	11.49	12.24	11.54	11.31

	Quarter Ended
	2025		2024
NONINTEREST INCOME	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Trust fees	$12,653	$12,662	$11,694	$11,714	$11,379
Service charges on deposits	6,177	6,306	6,428	6,009	6,246
Debit card fees	4,967	5,506	5,528	5,145	4,891
Credit card fees	577	617	617	672	631
Gain on sale and fees on mortgage loans	2,832	3,009	3,359	3,687	3,128
Net gain (loss) on sale of available-for-sale securities	-	-	-	-	-
Net gain (loss) on sale of foreclosed assets	(35)	36	(30)	(58)	-
Net gain (loss) on sale of assets	-	214	267	2	-
Loan recoveries	574	433	1,359	664	555
Other noninterest income	2,485	2,194	3,140	3,433	2,553
Total noninterest income	$30,230	$30,977	$32,362	$31,268	$29,383

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$39,157	$37,996	$35,262	$35,569	$35,003
Profit sharing expense	2,985	3,648	2,235	1,903	1,680
Net occupancy expense	3,720	3,753	3,738	3,618	3,470
Equipment expense	2,321	2,305	2,291	2,233	2,237
FDIC insurance premiums	1,575	1,511	1,514	1,508	1,965
Debit card expense	3,373	3,220	3,248	3,242	3,058
Legal, tax and professional fees	3,067	3,751	3,865	3,809	2,734
Audit fees	451	423	582	453	333
Printing, stationery and supplies	482	293	199	425	447
Amortization of intangible assets	95	147	157	157	157
Advertising, meals and public relations	1,677	1,642	1,466	1,466	1,455
Operational and other losses	540	863	955	769	1,154
Software amortization and expense	3,732	3,648	3,712	3,158	3,005
Other noninterest expense	7,160	6,899	6,788	6,702	7,242
Total noninterest expense	$70,335	$70,099	$66,012	$65,012	$63,940

TAX EQUIVALENT YIELD ADJUSTMENT	$2,700	$2,673	$2,628	$2,572	$2,573

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	Mar. 31, 2025			Dec. 31, 2024
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$7,596	$90	4.81%	$1,895	$23	4.90%
Interest-bearing demand deposits in nonaffiliated banks	286,040	3,174	4.50	308,118	3,578	4.62
Taxable securities	3,506,035	25,034	2.86	3,320,754	21,896	2.64
Tax-exempt securities	1,407,440	9,912	2.82	1,425,934	9,858	2.77
Loans	7,952,946	131,600	6.71	7,806,860	133,110	6.78
Total interest-earning assets	13,160,057	$169,810	5.23%	12,863,561	$168,465	5.21%
Noninterest-earning assets	830,055			824,757
Total assets	$13,990,112			$13,688,318
Interest-bearing liabilities:
Deposits	$8,882,040	$47,549	2.17%	$8,523,405	$49,139	2.29%
Repurchase Agreements	53,920	209	1.57	63,350	271	1.70
Borrowings	74,561	563	3.06	39,709	265	2.65
Total interest-bearing liabilities	9,010,521	$48,321	2.17%	8,626,464	$49,675	2.29%
Noninterest-bearing deposits	3,265,838			3,348,062
Other noninterest-bearing liabilities	68,218			79,271
Shareholders' equity	1,645,535			1,634,521
Total liabilities and shareholders' equity	$13,990,112			$13,688,318

Net interest income and margin (tax equivalent)		$121,489	3.74%		$118,790	3.67%

	Three Months Ended			Three Months Ended
	Sept. 30, 2024			June 30, 2024
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$2,901	$43	5.84%	$5,160	$74	5.81%
Interest-bearing demand deposits in nonaffiliated banks	200,756	2,716	5.38	159,707	2,292	5.77
Taxable securities	3,211,490	19,866	2.47	3,250,684	19,912	2.45
Tax-exempt securities	1,418,214	9,742	2.75	1,404,706	9,730	2.77
Loans	7,643,238	130,220	6.78	7,405,297	124,237	6.75
Total interest-earning assets	12,476,599	$162,587	5.18%	12,225,554	$156,245	5.14%
Noninterest-earning assets	817,757			855,719
Total assets	$13,294,356			$13,081,273
Interest-bearing liabilities:
Deposits	$8,240,938	$51,994	2.51%	$8,020,247	$48,414	2.43%
Repurchase Agreements	100,892	740	2.92	212,590	1,895	3.59
Borrowings	24,670	116	1.87	22,932	91	1.60
Total interest-bearing liabilities	8,366,500	$52,850	2.51%	8,255,769	$50,400	2.46%
Noninterest-bearing deposits	3,279,486			3,289,906
Other noninterest-bearing liabilities	76,274			72,464
Shareholders' equity	1,572,096			1,463,134
Total liabilities and shareholders' equity	$13,294,356			$13,081,273

Net interest income and margin (tax equivalent)		$109,737	3.50%		$105,845	3.48%

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended
	Mar. 31, 2024
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$3,923	$57	5.85%
Interest-bearing demand deposits in nonaffiliated banks	344,969	4,657	5.43
Taxable securities	3,376,324	19,952	2.36
Tax-exempt securities	1,434,505	9,794	2.73
Loans	7,205,424	117,608	6.56
Total interest-earning assets	12,365,145	$152,068	4.95%
Noninterest-earning assets	864,885
Total assets	$13,230,030
Interest-bearing liabilities:
Deposits	$7,878,094	$45,250	2.31%
Repurchase Agreements	317,439	2,562	3.25
Borrowings	132,963	1,441	4.36
Total interest-bearing liabilities	8,328,496	$49,253	2.38%
Noninterest-bearing deposits	3,346,757
Other noninterest-bearing liabilities	66,134
Shareholders' equity	1,488,643
Total liabilities and shareholders' equity	$13,230,030

Net interest income and margin (tax equivalent)		$102,815	3.34%